UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2017
_____________________
SABRE CORPORATION
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)
(682) 605-1000
(Registrant’s telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) for Sabre Corporation ("Sabre"), Sabre’s stockholders approved an amendment to Sabre’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to remove a plurality voting standard for the election of directors in uncontested elections, as described in more detail in Item 5.07 below. A Certificate of Amendment to the Certificate of Amendment was filed with the office of the Secretary of State of the State of Delaware on May 24, 2017 and is effective as of that date. In addition, Sabre’s Amended and Restated Bylaws (“Bylaws”) have been amended and restated to provide for a majority vote standard in uncontested elections of directors, as well as to specify the procedures applicable to incumbent directors who fail to receive the requisite vote in any uncontested election. This description of the Certificate of Amendment and the Bylaws is qualified in its entirety by reference to the full text of the Certificate of Amendment and Bylaws attached as Exhibits 3.1 and 3.2, respectively, and incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) - (b)     Sabre’s 2017 Annual Meeting was held on Wednesday, May 24, 2017. The final results of voting on each of the matters submitted to a vote of stockholders at the 2017 Annual Meeting are as follows:

1.
Stockholders elected each of Renée James, Gary Kusin, Sean Menke and Greg Mondre to Sabre’s Board of Directors, each to serve a three-year term to expire at Sabre’s 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, as set forth below.

	Votes For	Votes Withheld	Broker Non-Votes
Renée James	208,469,881	44,670,023	5,147,996
Gary Kusin	200,288,216	52,851,688	5,147,996
Sean Menke	243,426,007	9,713,897	5,147,996
Greg Mondre	194,033,947	59,105,957	5,147,996

2.	Stockholders ratified the selection of Ernst & Young LLP as Sabre’s independent auditor for the fiscal year ending December 31, 2017, as set forth below.

Votes For	Votes Against	Abstentions
257,397,340	853,269	37,291

3.	Stockholders approved an amendment to Sabre’s Certificate of Incorporation to facilitate the implementation of a majority vote standard in uncontested elections of directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
253,079,033	18,423	42,446	5,147,998

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment as filed with the Secretary of State of the State of Delaware on May 24, 2017.
3.2	Third Amended and Restated Bylaws of Sabre Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: May 25, 2017	By:	/s/ Rachel A. Gonzalez
	Name:	Rachel A. Gonzalez
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment as filed with the Secretary of State of the State of Delaware on May 24, 2017.
3.2	Third Amended and Restated Bylaws of Sabre Corporation.